Employee Benefit Plan, Fully-Benefit Responsive Investment	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Fixed Income Guaranteed Option
3. Fixed Income Guaranteed Option

As of December 31, 2025 and 2024, the Plan invests in a fully-benefit responsive guaranteed investment contract (“GIC”) with Principal Life Insurance Company, a general-asset backed group annuity contract. The Plan’s portion of the net assets available for benefits attributable to the GIC is reported at contract value. Contract value represents the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan, which approximates fair value.

The issuer of the GIC maintains the contributions in a general account. The GIC does not have specific underlying assets assigned. The GIC issuer is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan. No redemption fees, early withdrawal charges, or market value adjustments are charged on participant transfers of assets into or out of the contract. There are no events in which the issuer can terminate the GIC with the Plan and settle at an amount different from contract value. However, a 5% surrender charge may apply in the event the Plan liquidates or transfers its interest in the GIC.

Certain events limit the ability of the Plan to transact at contract value with the issuer. Such events include: (1) changes to the Plan’s policy on transfers to competing investment options or the related equity wash provision and (2) termination of the Plan’s interest in the GIC by the Plan’s administrator. The Plan Administrator does not believe that the occurrence of any such event is probable.

For the years ended December 31, 2025 and 2024, the average yield of the Principal Fixed Income Guaranteed Option Contract was approximately 1.55% and 1.52%, respectively, based on actual interest earnings credited to participants.